Northwestern Mutual Series Fund, Inc.
Supplement Dated November 14, 2022 to the
Statutory Prospectus Dated May 1, 2022
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, and August 30, 2022(the “Prospectus”). You should read this Supplement together with the Prospectus.
Emerging Markets Equity Portfolio - Sub-Adviser Name Change
Effective November 25, 2022, Aberdeen Asset Managers Limited (“Aberdeen”), sub-adviser for the Emerging Markets Equity Portfolio, will change its name to abrdn Investments Limited and from and after that date any and all references in the Prospectus to the sub-adviser for the Emerging Markets Equity Portfolio shall be deemed to refer to abrdn Investments Limited. Please be advised that certain client-facing materials (including, for example, account statements and transaction forms) and certain client website descriptions may continue to refer to Aberdeen when identifying the sub-adviser for the Emerging Markets Equity Portfolio until such time that internal system name change processes are completed.
Additionally, effective November 25, 2022, the following replaces information that appears in the Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS—The Sub-Advisers—“Aberdeen Asset Managers Limited”:
abrdn Investments Limited (“abrdn”), a Scottish company, with its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, has served as sub-adviser to the Emerging Markets Equity Portfolio since March 2017. (abrdn was formerly known as Aberdeen Asset Managers Limited.) abrdn is an indirect wholly-owned subsidiary of abrdn plc (formerly known as Standard Life Aberdeen plc), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn plc, combined with its subsidiaries and affiliates, manages or administers approximately $630.74 billion in assets as of June 30, 2021. abrdn plc provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
Portfolio Managers Update – Research International Core Portfolio
Effective December 31, 2022, Victoria Higley will no longer serve as a portfolio manager for the Research International Core Portfolio (the “Portfolio”). Also effective December 31, 2022, Nicholas Paul will join Camille Humphries Lee as co-portfolio manager of the Portfolio. Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby replaced with the following:
“Portfolio Managers: Camille Humphries Lee, CFA, Investment Officer of MFS, has managed the Portfolio since 2018.
Nicholas Paul, CFA, Investment Officer of MFS, has managed the Portfolio since December 31, 2022.”
Also effective December 31, 2022, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Research International Core Portfolio:
“Camille Humphries Lee, CFA, Investment Officer of MFS, has been employed in the investment area of MFS since 2000, and has managed the Portfolio since 2018.

Nicholas Paul, CFA, Investment Officer of MFS, has been employed in the investment area of MFS since 2018, and had previously served as an investment product specialist at MFS since 2010. Mr. Paul has managed the Portfolio since December 31, 2022.
Ms. Humphries Lee and Mr. Paul co-manage the Portfolio, each providing general oversight of a team of investment professionals.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated November 14, 2022 to the
Statement of Additional Information Dated May 1, 2022
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, and August 30, 2022. You should read this Supplement together with the SAI.
Sub-Adviser Name Change-Emerging Markets Equity Portfolio
Effective November 25, 2022, Aberdeen Asset Managers Limited (“Aberdeen”), sub-adviser for the Emerging Markets Equity Portfolio, will change its name to abrdn Investments Limited and from and after that date any and all references in the SAI to the sub-adviser for the Emerging Markets Equity Portfolio shall be deemed to refer to abrdn Investments Limited. Please be advised that certain client-facing materials (including, for example, account statements and transaction forms) and certain client website descriptions may continue to refer to Aberdeen when identifying the sub-adviser for the Emerging Markets Equity Portfolio until such time that internal system name change processes are completed.
Additionally, effective November 25, 2022, the following replaces the paragraph relating to the sub-adviser for the Emerging Markets Equity Portfolio that appears on page B-65 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES”:
“abrdn Investments Limited (“abrdn”), a Scottish company, with its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. (abrdn was formerly known as Aberdeen Asset Managers Limited.) abrdn is an indirect wholly-owned subsidiary of abrdn plc (formerly known as Standard Life Aberdeen plc), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn plc, combined with its subsidiaries and affiliates, manages or administers approximately $630.74 billion in assets as of June 30, 2021. abrdn plc provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. For services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays abrdn a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.60% on the next $250 million, 0.50% on the next $500 million and 0.40% on assets over $1 billion. abrdn began providing sub-advisory services to the Emerging Markets Equity Portfolio as of March 24, 2017. As of December 31, 2021, assets under management for abrdn plc were approximately $627.9 billion.”
Appendix D – Portfolio Managers Update – Research International Core Portfolio
Effective December 31, 2022, Victoria Higley will no longer serve as a portfolio manager for the Research International Core Portfolio. Accordingly, effective December 31, 2022 all information relating to Ms. Higley is deleted from the SAI. Also effective December 31, 2022 Nicholas Paul will join Camille Humphries Lee as co-portfolio manager of the Research International Core Portfolio. Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-100 is amended to add Mr. Paul’s information as of September 30, 2022.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nicholas Paul	Research International Core Portfolio	1 registered investment company with $28.6 billion in total assets under management	1 other pooled investment vehicles with 113.0 million in total assets under management	No other accounts
As of September 30, 2022, Mr. Paul does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Research International Core Portfolio.
Please retain this Supplement for future reference.